                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                          8 5/8% SENIOR NOTES DUE 2011
                                       OF
                                 ALPHARMA INC.
             PURSUANT TO THE PROSPECTUS DATED               , 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON           , 2003 UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                        Facsimile Transmissions:
  By Overnight/Courier Delivery:      (Eligible Institutions Only)    By Registered or Certified Mail:
Wachovia Bank, National Association           704-590-7628           Wachovia Bank, National Association
   Corporate Actions -- NC 1153                                         Corporate Actions -- NC 1153
  1525 West W.T. Harris Blvd. 3C3    To Confirm by Telephone or for    1525 West W.T. Harris Blvd. 3C3
        Charlotte, NC 28262                Information Call:                 Charlotte, NC 28262
      Attention: Marsha Rice                  Marsha Rice                  Attention: Marsha Rice
                                              704-590-7413

     (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (704) 590-7413 OR BY FACSIMILE AT (704) 590-7628.

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 2003 (the "Prospectus") of Alpharma Inc., a Delaware corporation, (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 5/8% Senior Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 8 5/8% Senior Notes due 2011 (the "Existing Notes"), of which $220,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Existing Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or

Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Notes.

     Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Issuer or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Existing Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption "the Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms in the Prospectus under the caption "Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information in Box 2 is true and correct.


     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") described in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Existing Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Existing Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any affiliate of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange

Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Existing Notes, where such Existing Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

-------------------------------------------------------------------------------------
                                        BOX 1
                       DESCRIPTION OF EXISTING NOTES TENDERED
                   (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------------

    NAMES AND ADDRESS(ES) OF REGISTERED NOTE HOLDER(S),             CERTIFICATE
EXACTLY AS NAME(S) APPEAR(S) ON EXISTING NOTE CERTIFICATE(S)       NUMBER(S) OF
                 (PLEASE FILL IN, IF BLANK)                       EXISTING NOTES*
-------------------------------------------------------------------------------------



    -----------------------------------------------------------------------------



    -----------------------------------------------------------------------------



    -----------------------------------------------------------------------------



    -----------------------------------------------------------------------------
                                                              Total
    -----------------------------------------------------------------------------
*  Need not be completed by persons tendering by book-entry transfer.
** The minimum permitted tender is $1,000 in principal amount of Existing Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Existing Note
   Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
    -----------------------------------------------------------------------------

------------------------------------------------------------  ----------------------------------------------------
                                        BOX 1                                        BOX 1
                       DESCRIPTION OF EXISTING NOTES TENDERE         DESCRIPTION OF EXISTING NOTES TENDERED
                   (ATTACH ADDITIONAL SIGNED PAGES, IF NECES     (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
------------------------------------------------------------  ----------------------------------------------------
                                                                AGGREGATE PRINCIPAL
    NAMES AND ADDRESS(ES) OF REGISTERED NOTE HOLDER(S),                AMOUNT              AGGREGATE PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON EXISTING NOTE CERTIFICATE(S)       REPRESENTED BY                 AMOUNT
                 (PLEASE FILL IN, IF BLANK)                        CERTIFICATE(S)               TENDERED**
------------------------------------------------------------  ----------------------------------------------------



    --------------------------------------------------------  ----------------------------------------------------------------------
-------



    --------------------------------------------------------  ----------------------------------------------------------------------
-------



    --------------------------------------------------------  ----------------------------------------------------------------------
-------



    --------------------------------------------------------  ----------------------------------------------------------------------
-------
    --------------------------------------------------------  ----------------------------------------------------------------------
-------
*  Need not be completed by persons tendering by book-entry
** The minimum permitted tender is $1,000 in principal amoun other tenders must be in integral multiples of $1,000 of
   otherwise indicated in this column, the principal amount
   Certificates identified in this Box 1 or delivered to the
   shall be deemed tendered. See Instruction 4.
    --------------------------------------------------------  ----------------------------------------------------------------------
-------

---------------------------------------------------------------------------------------------------------------------------
                                                           BOX 2
                                                    BENEFICIAL OWNER(S)
---------------------------------------------------------------------------------------------------------------------------
            STATE OF PRINCIPAL RESIDENCE OF EACH                           PRINCIPAL AMOUNT OF TENDERED NOTES
             BENEFICIAL OWNER OF TENDERED NOTES                           HELD FOR ACCOUNT OF BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTION'S
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed only if Exchange Notes exchanged for Existing Notes and untendered Existing Notes are to be sent to someone other than the undersigned, or to the undersigned, at an address other than that shown above

Mail Exchange Note(s) and any untendered Existing Notes to:
-----------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Tax Identification or Social Security No.:
---------------------------------------------------------------------------

                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

     TO BE COMPLETED ONLY IF EXISTING NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------

Name of Institution which Guaranteed Delivery:
-------------------------------------------------------------------

                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

     TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK ENTRY TRANSFER.

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          (SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

Note: The above lines must be signed by the registered holder(s) of Existing Notes as their name(s) appear(s) on the Existing Notes or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must record his or her full title below. See Instruction 5.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Street Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone
Number: ------------------------------------------------------------------------

Tax Identification or Social Security
Number: ------------------------------------------------------------------------

Signature
Guarantee ----------------------------------------------------------------------
                         (IF REQUIRED BY INSTRUCTION 5)

Authorized
Signature ----------------------------------------------------------------------

Authorized
Signature ----------------------------------------------------------------------

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title: -------------------------------------------------------------------------

Name of
Firm: --------------------------------------------------------------------------
         (MUST BE AN ELIGIBLE INSTITUTION AS DEFINED IN INSTRUCTION 2)

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone
Number: ------------------------------------------------------------------------

Dated: -------------------------------------------------------------------------

                                     BOX 7

                              BROKER-DEALER STATUS

[ ] Check this box if the Beneficial Owner of the Existing Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Existing Notes for its own account as a result of market-making activities or other trading activities.

----------------------------------------------------------------------------------------------------------------
                                          PAYOR'S NAME: ALPHARMA INC.
----------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          Name (if joint names, list first and circle the name of the person or entity whose
         FORM W-9           number you enter in Part I below. See instructions if your name has changed.
                            --------------------------------------------------------------------------------
                            Address
                            --------------------------------------------------------------------------------
                            City, State and ZIP Code
                            --------------------------------------------------------------------------------
                            List account number(s) (optional)
                            --------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

    Department of the       PART 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION        Social Security
         Treasury           NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING   Number or TIN
                            AND DATING BELOW                                            ------------------------

                            ------------------------------------------------------------------------------------

 INTERNAL REVENUE SERVICE   PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                            (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

                            ------------------------------------------------------------------------------------


                            CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY  PART 3 --
                            THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,         AWAITING TIN [ ]
                            CORRECT AND COMPLETE.
                            SIGNATURE ---------------------------- DATE
                            ---------------

----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. Delivery of the Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Existing Notes should be sent to the Issuer. Neither the Issuer nor the registrar are under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Existing Notes but whose Existing Notes are not immediately available, and who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures described below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Existing Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Existing Notes prior to 5:00 p.m. New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Existing Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Existing Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Existing Notes Tendered" (Box 1) above. The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes held by the holder is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and Exchange Existing Notes issued in exchange for any Existing Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal: Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Existing Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in- fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the Exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. In addition, holders who instruct us to register Exchange Notes in the name of or request that Existing Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than a registered tendering holder will be responsible for the payment of any applicable transfer tax on that transfer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that
(i) the holder is exempt from backup withholding, (ii) has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividend or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Existing Notes not validly tendered or any Existing Notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Existing Notes as to any ineligibility of any holder who seeks to tender Existing Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must he cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Existing Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuance of Exchange Notes, Return of Existing Notes. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Existing Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Existing Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Existing Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures in the Prospectus under the caption "The Exchange Offer."